Fees Summary	Oct. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 498,580,000.00
Previously Paid Amount	0.00
Total Fee Amount	68,853.90
Total Offset Amount	0.00
Net Fee	$ 68,853.90
Final Prospectus	false